Diane Wold Investor Relations

Today's Agenda Bruce Paradis, CEO - Company and Industry Davee Olson, CFO - Financials David Applegate, COO, ResCap and President, GMAC Residential and Residential Capital Group - Overview Mike Franta, COO, Business Capital Group - Overview Chris Nordeen, President, International Business Group - Overview Louise Herrle, Treasurer - Funding and Liquidity Bruce Paradis and Davee Olson - Wrap-up and Q &A

Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company and issuance Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company and securities issuance information to our secured and unsecured investors

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward-looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Form 10 under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Bruce Paradis, CEO

Introduction Residential Capital Corporation is a leading global real estate finance company Market Leader Sustainable Growth Disciplined Leadership

Corporate Structure ResCap has obtained investment grade credit ratings as an independent finance subsidiary of GMAC independent finance subsidiary of GMAC independent finance subsidiary of GMAC

Corporate Governance Strong Operating Agreement between ResCap and GMAC provides protections to bondholders Board of Directors Payment Restrictions Separateness Creditor Rights

Independent Liquidity Establishing a track record of execution ResCap's investment grade credit ratings as of 12/5/05 S&P BBB-; Moody's Baa3; Fitch BBB-; DBRS BBB Reduced GMAC borrowings by $5.0 billion as of 12/5/05 Continue to focus on further repayment Became SEC registrant as of September 2005 Filed $12 billion shelf registration statement and issued first transaction in November 2005

Investment Grade Independent access to the capital Markets GMAC 5-year Bonds ResCap 5-year bonds

GM, GMAC and ResCap "No Comment" "GM is exploring the possible sale of a controlling interest in GMAC to a strategic partner, with the goal of restoring GMAC's investment grade rating and renewing its access to low-cost financing." "[GM will] . . . Continue to evaluate strategic and structural alternatives to help ensure that its residential mortgage business, ResCap, retains its investment grade credit ratings." --Rick Wagoner, GM Chairman, Oct. 17, 2005

Residential Capital Corporation GMAC Residential & Residential Capital Group Origination, purchase, sale and securitization of residential mortgage loans Primary and master servicing Warehouse lending Portfolio management of residential mortgage loans and retained interests Banking activities through GMAC Bank Business Capital Group Financing for residential land developers and homebuilders, resort and healthcare-related companies International Business Group Origination, purchase, sale and securitization of residential mortgage loans in the UK, The Netherlands, Germany, Canada and Mexico Our globally diversified businesses include: Net Income for the nine months ended 9/30/05 GMAC Residential 33% Residential Capital Group 42% International Business Group 10% Business Capital Group 16%

Attractive Domestic Market The U.S. mortgage market has displayed solid long-term growth and this trend is expected to continue Residential Mortgage Debt Outstanding ($ in trillions) 1994-2004 CAGR = 9.4%/1994-2013 est. CAGR = 9.5% Source: Inside Mortgage Finance (1) Source: homeownershipalliance.com.estimate

Attractive International Markets United Kingdom Expecting decline of 6% to $450 billion gross advances and remain flat after 2006 Germany Expecting moderate growth of 1.2% in 2006 Netherlands Market predicted to remain fairly flat in the coming year Spain Housing market in a growth period - average house prices more than doubling in the past five years Latin America Sizable growth in housing market is driving mortgage originations

Market Leader Market Leader

Market Leadership ResCap is a leading player in the U.S. mortgage market

Increased Market Share ResCap has successfully increased its U.S. market share in this growing market

Securitization Activity $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Q3'05 Agency Conforming 0 0 0 0 0 0 0 0 0 2.21 2.9 3.33 11.07 14.27 11.11 35.27 52.03 96.1 48.35 50.21 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.83 12.82 5.45 4.28 7.32 9.17 18.21 11.12 6.08 12.62 10.5 11.9 7.46 7.04 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.78 11.35 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 0.89 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 1.37 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0.25 0.95 1.09 1.34 3.76 13.07 12.22 5.84 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.4 4.83 6.3 6.23 11.5 14.3 10.1 7.83 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.48 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0.03 0.2 0.31 0.6 0.7 1.2 2.49 2.42 2.18 3.03 1.67 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0.13 0.45 0.4 0.93 1.26 1.97 1.86 1.65 1.69 5.2 2.59 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 4.69 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 1.42 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Cumulative 1 3 4 6 9 16 27 39 45 50 61 75 105 130 155 189 231 294 353 399 Issuance by Year Cumulative Issuance ResCap Issuance As of September 30, 2005 (in Billions) 125 CLTV HEL Closed-End 2nd Lien HELOC 2nd Lien UK Netherlands Germany Canada Mexico Jumbo A Alt-A 1st Lien HLTV A track record of consistent commitment and execution in the global securitization markets Sources: www.gmacrfc.com and www.gmacmbond.com Cumulative Issuance

Sustainable Growth Sustainable Growth

Diverse Businesses 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Our products and services cover the spectrum - from homeowners to investors

International Market Diversification international loan production continues to expand across multiple markets

Business Capital Asset Diversification Built on strong relationships and risk management *Managed Receivables, excludes goodwill, interest receivable Business Capital Outstandings*

Improving Revenue Mix Net Interest Income Fee and Other Gain on Sale East 17 21 62 ResCap has improved the stability of its revenues by reducing gain on sale through structuring more securitizations as financings ResCap revenue mix of $2.5 Billion for year ended 12/31/02 ResCap revenue mix of $3.4 Billion for nine months ended 9/30/05 Notes: "Interest income" includes net income after loan loss provision and net servicing fees. "Fee and other" includes gain on investment securities, real estate-related revenues, and other income. "Gain on sale" includes gain on sale of mortgage loans, net. Net Interest Income Fee and Other Gain on Sale East 48 29 23 Net Interest Income Fee and Other Gain on Sale

Disciplined Leadership Disciplined Leadership

Experienced Leadership Management team has average industry experience in excess of 20 years Stable and successful management team-Highly successful Resi & RFC management team has grown the ResCap franchise Management has a well-established track record in product innovation and prudent, disciplined franchise growth ResCap's strong market position and opportunity for growth have attracted new experienced management team members Commitment to developing leaders who can effectively grow and manage the cycles of business

Risk Management ResCap has a strong risk management culture Personnel Processes Extensive External Oversight Key Initiatives

Asset Profile Approximately 80% of our originations and servicing portfolio are comprised of prime quality mortgages Prime Conforming Prime - Non-Conforming Government Nonprime Prime Second Lien 30 39 3 21 7 2005 Originations for nine months ended 9/30/05 $118 Billion Prime Conforming Prime - Non-Conforming Government Nonprime Prime Second Lien 50 24 5 16 5 2005 Servicing Portfolio For nine months ended 9/30/05 $372 Billion Prime Conforming Prime - Non-Conforming Nonprime Government Prime Second Lien

Securitization Activity $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Q3'05 Agency Conforming 0 0 0 0 0 0 0 0 0 2.21 2.9 3.33 11.07 14.27 11.11 35.27 52.03 96.1 48.35 50.21 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.83 12.82 5.45 4.28 7.32 9.17 18.21 11.12 6.08 12.62 10.5 11.9 7.46 7.04 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.78 11.35 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 0.89 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 1.37 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0.25 0.95 1.09 1.34 3.76 13.07 12.22 5.84 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.4 4.83 6.3 6.23 11.5 14.3 10.1 7.83 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.48 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0.03 0.2 0.31 0.6 0.7 1.2 2.49 2.42 2.18 3.03 1.67 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0.13 0.45 0.4 0.93 1.26 1.97 1.86 1.65 1.69 5.2 2.59 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 4.69 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 1.42 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Cumulative 1 3 4 6 9 16 27 39 45 50 61 75 105 130 155 189 231 294 353 399 Issuance by Year Cumulative Issuance ResCap Issuance As of September 30, 2005 (in Billions) 125 CLTV HEL Closed-End 2nd Lien HELOC 2nd Lien UK Netherlands Germany Canada Mexico Jumbo A Alt-A 1st Lien HLTV The quality of our assets is evidenced by our superior access to liquidity via the global securitization markets Sources: www.gmacrfc.com and www.gmacmbond.com Cumulative Issuance

Strong Financial Performance ResCap continues to deliver strong financial performance for the nine months ended 9/30/05 Net Income for the period ended Total Revenue for the period ended Total Assets for the period ended

Davee Olson, CFO

Sustainable growth

Diverse Sources of Income ResCap's diverse business model is reflected in its sources of income * Figures do not include "Corporate and Other" and "Eliminations" nine months ended 9/30/05* year ended 12/31/03* BCG IBG Resi RCG East 10 3 40 50 GMAC Residential 40% Residential Capital Group 50% International Business Group 3% Business Capital Group 7% BCG IBG Resi RCG East 16 10 33 42 GMAC Residential 33% Residential Capital Group 42% International Business Group 10% Business Capital Group 16%

Improved Revenue Mix ResCap has improved the stability of revenues by reducing gain on sale through structuring more securitizations as financings Replaces one-time gain-on-sale with interest income recognized over the life of the securitization Addresses cyclical nature of mortgage markets Notes: "Net Interest Income" includes net interest income after loan loss provision and net servicing fees "Fee and Other" includes gain on investment securities, real estate related revenues, and other income "Gain on Sale" includes gain on sale of mortgage loans, net year ended 12/31/01 nine months ended 9/30/05 Net Interest Income Fee Income Gain on Sale

Asset Mix on Balance Sheet Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables MSRs Other 2002 3 4 17 55 12 4 5 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables MSRs Other 2002 2 14 24 10 17 16 17 Total Assets as of 12/31/01 Total Assets as of 9/30/05 1 HFI = Held for Investment 2 Lending Receivables include Investments in Real Estate 3 HFS = Held for Sale Cash Mortgage Loans - HFI 1 Other Investment Securities Lending Receivables 2 Mortgage Loans - HFS 3 Mortgage Servicing Rights

Loans Held for Investment Portfolio CSFB Subprime Delinquency Curve Investment portfolio has experienced significant growth since 12/31/01 (123% CAGR) Growth rate has moderated over the last 2 years and portfolio has begun to season As portfolio seasons the level of nonaccrual loans increase as the they move through their loss curves Increase in the allowance for loan losses as a % of portfolio assets was primarily driven by the credit seasoning of the mortgage loans Mortgage Loans Held For Investment * 10,000 20,000 30,000 40,000 50,000 60,000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 9/30/2005 In Millions Mortgage Loans Held For Investment Non Accrual Mortgage Loans $59,288 $57,708 $46,258 $15,395 $2,948 *Mortgage loans held for Investment includes PIA and is shown gross of allowance for loan losses

Disciplined Leadership

Strong Risk Management Culture Personnel Processes Extensive External Oversight Key Initiatives Large risk management staff with extensive industry experience Over 450+ experienced personnel in risk management functions (credit, market, operational compliance) Risk management oversight by ResCap Risk Committee Assessment of risks based on Value at Risk (VaR), and complex scenario analysis Robust credit loss performance database and sophisticated credit quality and prepayment speed projection models External auditors different from GMAC's GMAC Bank is regulated by the Office of Thrift Supervision Extensive surveillance of MBS and ABS transactions by rating agencies and investment community Servicing platforms have top tier ratings from rating agencies Standardization of risk-adjusted return model across ResCap segments to create a uniform process for efficient capital deployment ResCap has strong risk management processes

David Applegate, COO, ResCap President, GMAC Residential and Residential Capital Group

U.S. Residential Finance Group Formed Residential Capital Group historically focused on non-agency product origination, distribution, servicing and investment GMAC Residential historically focused on agency product origination, distribution, servicing and investment Common leadership structure to maximize the complementary nature of GMAC Residential and Residential Capital Group Improve customer service and share of customer wallet by expanding each of our production channel's access to a broader set of products Focus on creating more flow of our assets into GMAC Bank to increase liquidity and reduce our cost of capital Do best practices reviews within our operations to improve internal efficiency

GMAC Residential - Business Focus Consumer Lending - Direct Direct lending is an industry leader in direct to consumer marketing Multi-brand strategy - GMAC Mortgage, ditech.com and CalDirect Marketing model with savvy media strategies Primarily telephone and web-based business Automated systems, efficient workflow results in lower costs Three locations with 1,575 associates Consumer Lending - Retail Retail branch origination occurs through face-to-face customer contact. Primary focus is on purchase money business Client base consists of realtors, builders, affinities and local GM Family outlets 6 loan fulfillment centers 1,824 loan officers

GMAC Residential - Business Focus Business Lending Seeks strategic alliances to source loans at various stages of the originations process from large and small brokers, correspondents and table funders under the brand GMAC Bank Wholesale Lending Full range of wholesale services and products Internet-based Low cost structure Stringent controls in place for client selection and loan quality 300 associates 5,000 customers Warehouse Banking Support business partner strategies and sales of loans to Wholesale Lending $2.5 billion in commitments 125 customers

GMAC Residential - Business Focus National Loan Administration Industry leader in managing servicing costs while delivering outstanding customer service 1000 associates in 3 locations Recognized by J.D. Powers as top tier servicer in 2005 Single platform manages any product, any brand, under any requirement Aggressively managing costs. Trading fixed for variable costs through selective outsourcing Strong growth in fee-based sub-servicing

GMAC Residential - Business Focus Banking/Asset Management Our activities drive lower cost of capital and good returns on invested capital Bank Offers FDIC-insured banking products and other consumer financial services, and critical access to liquidity to support Mortgage operations. Business units within GMAC Bank include wholesale lending and warehouse lending Outstanding CRA rating Asset Management Extensive team managing market and credit risk of retained income generating assets

GMAC Residential - Business Focus Home Connects and Home Services Home Connects provides a wide selection of settlement services and allows business units to provide bundled services, improving business unit profitability and customer satisfaction GMAC Home Services consists of GMAC Real Estate (franchise and brokerage) and GMAC Global Relocation Franchise is 6th largest in U.S. with 500 members and 20,000 agents. Owned Brokerage is 5th largest in U.S. with operations in Boston, Chicago, San Francisco and North/Central New Jersey. Global Relocation is 5th largest in U.S. with 13,000 annual relocations

Residential Capital Group - Business Focus Business Lending - Institutional Source loans from high net worth regional and national mortgage lenders and investors requiring quick response to and focus on doing business according to their requirements and needs Competitive product and price offerings Strong Brand - GMAC Residential Funding Flexible, customized approach to meet client needs 100 Top Tier Clients

Residential Capital Group - Business Focus Business Lending - Correspondent Source loans from small to medium sized mortgage bankers under the brand GMAC Residential Funding to clients with diverse product business model Wide range of mortgage products Innovative System Solutions Consistent operational processes High quality services to our partners to enhance their ability to service their customers 350 Clients

Residential Capital Group - Business Focus Business Lending - Wholesale Sources loans from a broker network across all 50 states through Homecomings Financial, a top 20 wholesale lender in the U.S. Delivers exceptional customer service Leading-edge technology Comprehensive loan programs 8 branch locations with 650 associates 4,700 broker clients

Residential Capital Group - Business Focus Warehouse Lending The country's largest warehouse lender seeks to meet the liquidity needs of the firm's mortgage lending partners. Offering financing on a broad spectrum of products (prime conforming, prime non-conforming, non-prime) on one line as well as availability for working capital, term loans and other lending products More than $15 billion in commitments Top-tier risk management and innovative warehousing solutions Industry leading operational methodologies and systems capabilities 140 customers

Residential Capital Group - Business Focus Portfolio Management Manages credit and market risk to optimize returns on the retained asset portfolio and reduce volatility in the business model. Additionally, we use our credit risk expertise to become a significant player in the secondary seasoned and distressed market. Strong risk management capabilities Access to granular level of data for enhanced modeling capabilities leveraged for better investment decisions Enhance product and price offerings to the business lending clients through top-level credit and market risk analytics

Residential Capital Group - Business Focus Primary Servicing Homecomings Financial - Is the non-conforming loan servicing operations specializing in Sub-prime, second lien, jumbo and distressed mortgage servicing 7th largest sub-prime mortgage servicer in the U.S. Strong ratings by Rating Agencies Process innovation - multi-product servicing platform with strategic outsourcing Responsible Servicing

Residential Capital Group - Business Focus Capital Markets Creates superior value through the delivery of competitive product offerings, including price, products and processes, which balance the needs of the acquisitions channels, their clients and our investors Top tier issuer status Best in class investor reporting tools providing transparency to the market Broker/Dealer operation driving market knowledge back into the acquisition business Strong brand in the Marketplace - GMAC Residential Funding, GMAC RFC Securities Innovative investment instruments to meet the needs of the investors and acquisition clients

U.S. Housing and Mortgage Market Expectations Short-term rates expected to continue to rise Mortgage market expected to contract 20% to $2.0-2.2 trillion in 2006 On a national basis, we expect price appreciation, but at a more moderate pace Housing market remains strong, but expected to be down 8% in 2006 Impact will be tighter margins for loan production and increased pressure on net interest margin, while servicing asset returns improve

U.S. Loan Production and Servicing Market Share ResCap continues to maintain its strong market position in the U.S. mortgage market Source: Various industry rankings and company data *ResCap loan production data does not include seasoned loan production Loan Production Servicing Volume ($B) Mkt Share Company 9/30/05 12/31/04 Countrywide $358 15.6% 1 1 Wells Fargo $253 11.0% 2 2 WaMu $182 7.9% 3 3 JP Morgan $139 6.0% 4 4 Bank of America $118 5.1% 5 5 ResCap* $116 5.0% 6 6 CitiMortgage $92 4.0% 7 7 Ameriquest $64 2.8% 8 8 National City $47 2.0% 9 9 IndyMac $43 1.9% 10 18 Total Top 10 $1,412 61.3% Total Industry $2,300 YTD 9/30/05 Ranking Volume ($B) Mkt Share Company 9/30/05 12/31/04 Countrywide $1,048 11.9% 1 1 Wells Fargo $954 10.9% 2 2 WaMu $742 8.5% 3 3 JP Morgan $588 6.7% 4 4 CitiMortgage $386 4.4% 5 5 ResCap $372 4.2% 6 7 Bank of America $357 4.1% 7 6 ABN Amro $207 2.4% 8 8 National City $168 1.9% 9 9 PHH $147 1.7% 10 10 Total Top 10 $4,968 56.6% Total Industry $8,784 YTD 9/30/05 Ranking

U.S. Market Presence ResCap is a leading player in all areas of the U.S. real estate finance market 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 9/30/05 MBS/ABS Issuance 1 2 3 1 4 8 Total Loan Production 15 5 5 5 6 6 Conforming 10 7 7 6 6 6 Jumbo NA 7 8 6 5 7 Sub-prime 5 5 7 10 11 10 Servicing 5 6 6 5 7 6 Warehouse Lending 1 1 1 1 1 1* Source: Various industry rankings and company data *Management estimate

Diverse U.S. Production Sources & Product Types We have maintained our mix of multiple channels to generate loans Prime loans accounted for approximately 80% of ResCap's U.S. loan production for the nine months ended 9/30/05 Prime and nonprime Interest Only products comprise 20% of total U.S. production for the nine months ended 9/30/05. The Prime Payment Option Arm programs were started in 2Q 2005 and represent less than 2% of total U.S. production for the nine months ended 9/30/05 59

U.S. Servicing Portfolio 3 million customers with operational capacity to serve over 10 million The 9/30/05 portfolio grew 22% over 12/31/04 levels Prime loans comprise 81% of the servicing portfolio as of 9/30/05 High Agency & GSE servicer ratings GMAC Residential ranked #6 in 2005 J.D. Power survey of consumer satisfaction 60

Superior Access to Securitization Markets The quality of our assets is evidenced by our superior access to liquidity via the securitization markets Whole loan sales also provide an excellent source of liquidity and the choice is driven by best execution ResCap Historical Non-Agency Securitizations ($ in billions) Rank: (1) 1995-2004 CAGR = 26% * 2005 number as of 9/30/2005. Source: Inside Mortgage Finance Publication, Inc. 1 1 1 1 1 1 2 3 1 4 8 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005* East 6.1 9.9 14.2 24.5 15.1 9.3 18.3 40.5 60.3 48.4 39 61

U.S. Residential Finance's Key Business Objectives Grow production market share Product mix that matches to the overall market place Channel mix that is balanced between B2B and C2B Focus on new purchase business and customer retention Leader in Efficiency Optimal capital access through combination of GMAC Bank, secured and unsecured markets. Create low cost customer access via our strong brand names and extensive relationships Strive for continuous improvement in our internal operations looking for ways to reduce costs to expand margin or create cash to invest in our future growth

U.S. Residential Finance's Key Business Objectives Growing and Diverse Income Streams Grow fee based income Settlement Services Real Estate Services Sub-servicing Broker-Dealer Grow portfolio asset and servicing asset income Grow servicing asset in line with production Retain/portfolio assets that will generate superior returns on capital Bundling of products and services to create more income per customer

U.S. Residential Finance's Key Business Objectives Risk Management Practices Horizon Management of business, balancing our asset mix and fee income to create strong earnings through various rate cycles Invest in best in class credit and interest rate risk models to generate returns on capital that exceed market averages Invest in strong MBS/ABS distribution to maintain close contact to the market reducing risk and improving execution on our bonds Best in class loss mitigation operations to reduce credit losses Right People/Right Places Invest in our workforce and recruit the best to ensure the needed talent pool to grow our organization

Key Risks managed in US Residential Finance Group Overall earnings stability irrespective of interest rate cycle Retained Credit Risk Consumer credit exposure Commercial credit exposure Interest Rate Risk Compliance and Operating Risk Generate strong returns on capital with "disciplined" risk management practices

Improving Overall Earnings Stability Managing rate and volume cycles in U.S. Real Estate Finance with the appropriate lending/servicing balance Appropriate Lending/Servicing Balance Lending/servicing ratio provides natural economic hedge 66

Improving Overall Earnings Stability Sources of revenue for U.S. Residential Real Estate segments Transitioned from "gain on sale" securitizations to "financing" securitizations where we have retained credit risk 1st Qtr 2nd Qtr 3rd Qtr East 2 21 77 Notes: "Interest Income" includes net interest income after loan loss provision and net servicing fees "Fee and Other" includes gain on investment securities, real estate related revenues, and other income "Gain on Sale" includes gain on sale of mortgage loans, net Net Interest Income Fee and Other Gain on Sale Revenue Mix of $1.9 Billion for the year ended 12/31/02 Revenue Mix of $2.4 Billion for the nine months ended 09/30/05 1st Qtr 2nd Qtr 3rd Qtr East 18 59 23 67

Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables MSRs Other 2002 0 4 17 63 8 4 4 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables MSRs Other 2002 1 14 19 36 14 6 10 Improving Overall Earnings Stability Asset mix on balance sheet for U.S. Residential Real Estate segments Total Assets as of 9/30/05 have grown 113% over 12/31/02 Total Assets of $41.3 Billion as of 12/31/02 Total Assets of $87.9 Billion as of 9/30/05 1 HFI = Held for Investment 2 Lending Receivables include Investments in Real Estate 3 HFS = Held for Sale Cash Mortgage Loans - HFI 1 Other Investment Securities Lending Receivables 2 Mortgage Loans - HFS 3 Mortgage Servicing Rights

Consumer Credit Exposure Lending Channels Marketing Sourcing Underwriting Credit Segmentation Prime Conforming Prime Non-Conforming Non-prime Processing Capital Markets Transactions- based Best Execution Models Distribution Risk Management Credit UW Standards Bucket by sectors Prime Conforming Prime Non-Conforming Non-prime Authorization Transaction Approval Exception Approval Monitoring

Consumer Credit Exposure If we retain risk, we do the following Forecasted performance versus actual results are monitored by the Risk Management Committee Parameters of products adjusted to improve go forward return profiles Retained credit positions continued to be valued versus external expectations Continuous process of determining whether to hold or sell Exceptional servicing operations and loss mitigation teams endeavor to protect or improve on forecasted returns

Consumer Credit Risk

ResCap's operating companies have achieved superior U.S. servicer ratings

GMAC-RFC

Residential Capital Group

	Fitch	S&P	Moody's
Prime	RPS1	Strong	SQ1
Alt A	RPS1	Strong	SQ1
Subprime	RPS1	Strong	SQ2
High LTV /Home Equity	RPS1	Strong	SQ1
Special Servicing	RSS1	N/A	SQ2
Master Servicing	RMS1	Strong	SQ1

GMAC Residential [1,2]

Fitch	S&P
RPS1	Strong
RPS1	Strong
RPS1	Above Average
RPS1	Strong
RSS1-	Above Average[3]
N/A	N/A

[1] Fannie Mae PEAK score of Excellent assigned

[2] Freddie Mac Tier 1/Tier 1 Servicer designation

[3] Rating assigned positive outlook

ResCap Investor Forum



RESCAP

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Consumer Credit Risk U.S. Primary Servicing Portfolio Loss mitigation strategies have resulted in continued improvement in credit performance of our U.S. servicing portfolio As of 9/30/05, delinquencies fell to 5.89% vs. 6.40% at 9/30/04 * The above table reflects performance of U.S. Primary Servicing portfolio. ResCap does not have direct credit exposure on most of these mortgage loans. 12/31/02 12/31/03 12/31/04 9/30/2004 9/30/2005 Loans Serviced ($ billions) $254 $271 $304 $292 $372 30 Days Past Due 2.48% 2.86% 2.64% 2.74% 2.57% 60 Days Past Due 0.64% 0.80% 0.68% 0.67% 0.69% 90+ Day Past Due 0.77% 0.78% 0.78% 0.82% 0.78% Foreclosures 1.02% 1.25% 1.14% 1.28% 0.93% Total Delinquent $ Loans 4.92% 5.69% 5.23% 5.51% 4.97% Total Delinquent Units 5.37% 6.06% 6.00% 6.25% 5.89%

Consumer Credit Risk Originations and Capital Markets Delinquency rates on our Jumbo and Alt-A portfolios are below industry averages Over the past several years non-prime delinquency rates for successive vintages have been declining and borrower and collateral quality has been improving Home equity (second liens) and HLTV loan products with average FICO scores of approximately 700 Accounting for loan losses consistently applied and current reserve levels are appropriate given asset performance 73

Commercial Credit Risk Limits are set in a variety of ways including: business unit, maximum single customer, product, geography and credit risk rating Strong relationships with trading partners governed by credit risk limits established and monitored by the ResCap Risk Committee Warehouse Lending Strong credit culture focusing on strong client relationships, robust controls and operational processes Recorded cumulative losses of approximately $31 million since 1991, while growing the portfolio from $576 million to $10.2 billion in outstandings

Interest Rate Risk Management Policies require the following: Valuation and sensitivities of all positions are provided and/or reviewed by independent parties. Model assumptions changes are documented and approved Illiquid assets utilize bench mark pricing and survey comparisons of key assumptions The use of hedge instruments governed by a portfolio's position relative to the net exposure limit Limit review and reporting (primary Market Value limits and secondary VaR limits) Limit escalation process Independent Model Validation Policy (Sarbanes Oxley - Sec 404)

Interest Rate Risk Management Scenario Analysis - (MSRs, Residuals, HFI, other) are subject to the following: +/-200, +/-150, +/-100, +/-50, +/-25 bps Spread Risk +/- Rate Volatility Risk +/- Curve Risk +/- Value at Risk Horizon Analysis Inclusion of total Company expected earnings into the hedge profile Captures the Company's revenue sensitivity over 3, 6, 9, and 12 month horizons. Results in a different hedge strategy as total portfolio of businesses are considered in determining the hedge ratios Provides balanced approach, as interest rates decline, income from lending will more than make up for run-off in the servicing portfolio due to prepayments

MSR Hedge Performance Disciplined processes and strong analytics have driven solid MSR FAS 133 hedge performance

Operational Risk Oversight and Programs A combination of centralized operational risk management in the form of the Risk Assessment and Assurance Process along with decentralized delegated operational risk management for some of the asset based businesses Quality Control Program Sample-based pre-funding loan origination credit and compliance QA testing program Sample-based post-funding loan origination credit and compliance QA testing program Fraud prevention, detection and investigation program Early payment default, repurchase and indemnifications management program Delinquency monitoring Sample-based servicing transactions QA test program Compliance Program Dedicated business unit specific compliance managers, with a direct or matrix independent reporting relationship Dedicated fair lending risk and privacy risk teams Dedicated compliance team for GMAC Bank activities and OTS relationship management

Operational Risk Oversight and Programs Business Continuation Planning Business activity recovery and continuation plans owned by the business units IT recovery plans owned by IT and aligned with business unit plans Dedicated program management team, independent of the business unit management, to facilitate and assure effective design, implementation and maintenance of a risk based disaster recovery and business continuation plan for the key business units of GMAC Residential Fair Lending Program Establishes standards for managing the risk of discriminatory, predatory, unfair and deceptive practices

U.S. Residential Finance Group - Summary Market Leadership Leader in mortgage loan production, servicing and issuance of non- agency MBS History of product innovation - first issuer of non-agency MBS History of Sustained Earnings Growth Strong financial performance and earnings stability Strong market share growth Diverse Business Full range of real estate finance products Growth in both fee and portfolio income Disciplined Leadership & Strong Risk Controls Stable and highly experienced management team Strong risk culture and disciplined approach to new businesses

Chris Nordeen President, International Business Group

Mission - International Business Group Create Sustainable growth for ResCap through product and market diversification Market Leader Become a market leader in each market in which we operate Sustainable Growth Create sustainable growth through diversification Disciplined Leadership Extend ResCap's core competencies into new markets through disciplined leadership

Why did GMAC-RFC go International? Provide sustainable growth International Parent GSE Expansion Diversification

Why go Beyond U.S. Border? GSE encroachment in US market Credit Grade A A- B C 1 million 417,000** * 360,000** 187,000* Private Sector FNMA FHLMC * Approximate conforming loan limit in 1990 ** 2005 Conforming Loan Limit *** 2006 Conforming loan limit Loan Size (USD)

What ResCap brings to New Markets Value both local and Enterprise perspective in expanding our Global Reach

Where is GMAC-RFC Internationally? Russia Canada China Brazil Australia United States India Mexico Sweden Egypt Chile Turkey South Africa Poland Italy Germany Thailand Japan United Kingdom Greece South Korea Netherlands Czech Rep. Hungary Argentina Switzerland Taiwan Spain France Russia Canada China Brazil Australia United States India Mexico Sweden Egypt Chile Turkey South Africa Poland Italy Germany Thailand Japan United Kingdom Greece South Korea Netherlands Czech Rep. Hungary Argentina Switzerland Taiwan Spain France RFC Established Businesses Joint Ventures

Where is GMAC-RFC Internationally? Russia Canada China Brazil Australia United States India Mexico Sweden Egypt Chile Turkey South Africa Poland Italy Germany Thailand Japan United Kingdom Greece South Korea Netherlands Czech Rep. Hungary Argentina Switzerland Taiwan Spain France Russia Canada China Brazil Australia United States India Mexico Sweden Egypt Chile Turkey South Africa Poland Italy Germany Thailand Japan United Kingdom Greece South Korea Netherlands Czech Rep. Hungary Argentina Switzerland Taiwan Spain France RFC Established Businesses Joint Ventures RFC Personnel in Country

Where is GMAC-RFC Internationally? Russia Canada China Brazil Australia United States India Mexico Sweden Egypt Chile Turkey South Africa Poland Italy Germany Thailand Japan United Kingdom Greece South Korea Netherlands Czech Rep. Hungary Argentina Switzerland Taiwan Spain France Russia Canada China Brazil Australia United States India Mexico Sweden Egypt Chile Turkey South Africa Poland Italy Germany Thailand Japan United Kingdom Greece South Korea Netherlands Czech Rep. Hungary Argentina Switzerland Taiwan Spain France Countries Under Consideration RFC Established Businesses Joint Ventures RFC Personnel in Country

How we Chose these Markets Size of Mortgage Market Size of Opportunity Disintermediation of Value Chain Depth of Securitisation Market Cultural Fit for Business Model Europe United Kingdom Netherlands Germany France Spain Americas Mexico Canada Brazil Chile Other Australia South Africa South Korea India China Turkey Poland

United Kingdom Overview Began with purchase of small B2B Lending platform in 1998 First bond issue September 1999 - Mix of own origination and Acquired Loans First UK non-conforming mono-line wrapped deal November 2000 First major UK lender to make whole loan trading an active business strategy Development of self-cert. market (Low Doc.) First Point Of Sale Decision system in UK Launch of securitization/whole loan hybrid program in 2005

Netherlands Overview De novo start up in 2000 Created a risk-based approach to lending in the Netherlands Offered products through multiple channels Innovated European securitizations with EMAC program

Germany Overview Began in 2002 with the purchase of Creditweb Expanded Broker offerings with product from GMAC-RFC Bank gmbh Focus on underserved product sectors Creation of new mortgage instruments - briefgundschulden Issued Germany's first true sale securitization in 2005 (E-MAC DE 2005-I)

Latin America Overview Mexico Operate as two entities: GMAC Financiera & GMAC Hipotecaria First private warehouse lender to mortgage banks (Sofoles) Construction Lending to Sofoles and Large Developers First ever Mexican RMBS completed in December 2003 Partnership with regional and multi-national bodies to actively develop MBS market (IFC/IADC/FMO) Established whole-loan trading market with first acquisition in 2004 Expanded investor base including international investors Bi-National Mortgages Brazil and Chile Joint Ventures in Brazil and Chile to continue growth

Canada Overview Purchased Mortgage Intelligence in 2002, the largest independent mortgage broker in Canada Formed GMAC RFoC to lend expanded criteria and expanded credit products in Canada Offered products through Mortgage Intelligence and expanded to other institutions Completed three securitizations through the GMAC RFoC program Crafted a structure funding program for pipeline assets

Sustainable Growth Sustainable Growth

United Kingdom (production and Sales) GMAC-RFC Origination, Securitization and Portfolio Sale Volumes

U.K. and Continental Europe RMBS Issuer rankings - 2004 and 2005

Asset Mix on Balance Sheet Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables MSRs Other 2002 1 8 75 2 7 0 7 1 HFI = Held for Investment 2 Lending Receivables include Investments in Real Estate 3 HFS = Held for Sale Cash Mortgage Loans - HFI 1 Other Investment Securities Lending Receivables 2 Mortgage Loans - HFS 3 Total Assets as of 9/30/05 have grown by 400% over 12/31/02 Total Assets of 1.8 Billion as of 12/31/02 Total Assets of $8.9 Billion As of 9/30/05 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables MSRs Other 2002 5 7 37 39 5 0 7

Sources of Revenue UK Continental Europe LA Canada 85 7 6 3 DIVERSIFICATION Revenue By Country For the period ended 12/31/02 $123.3 Million UK Continental Europe LA Canada 79 8 6 10 Revenue By Country For the period ended 9/30/05 $309.6 Million

International Mortgage Loan Production UK Continental Europe Mexico 98 2 0 UK Continental Europe Canada LA 75 18 6 1 2001 2002 Continue to diversify geographically For the period ended 12/31/01 For the nine months ended 9/30/05

Why we have been successful Common risk management practices Common lending policies Common approach to capital factors and financial metrics Worldwide relationships with rating agencies and strategic funding partners Ability to share credit and prepayment data across different markets Success driven by "disciplined leadership" approach to market expansion

New markets - what's next Spain/Australia Dedicated Personnel B-to-B Alt "A" Products Future Work Eastern Europe India China

Mission - International Business group Market Leader Multiple channel mortgage banking businesses Risk-based pricing Sustainable growth Diversification Market Income source fee gain-on-sale, financing Lending and Mortgage Banking Disciplined leadership Expand ResCap Core competencies into selected new markets Control over the front and back of the mortgage process

Mike Franta COO, Business Capital Group

Who We Are Specialty lender in: Residential Construction Residential Equity Model Home Finance Healthcare Finance Resort Finance Established as de novo operation in 1992 Provides ResCap business diversity 15%* of net income for the nine months ended 9/30/05 5% of assets as of 9/30/05 * Figures do not include "Corporate and Other" and "Eliminations"

How we Work All Businesses have similar objectives, strategies and competencies, resulting in an excellent operating platform Business to Business Financing Niche Focused Relationship Building Repeat Business Deal Structuring / Credit Review and Decisioning High Performance Work Team Relationship-based secured lending model built on strong underwriting, servicing and risk management capabilities

State of the Market State of the Market

Current Market Environment Homebuilding industry remains historically very strong New home starts expected to be 2 million units in 2005 Sales of new single family homes jumped 13% in October to a record seasonally adjusted annual rate of 1.4 million units in October 2005. The October sales pace is 9% above a year ago Three (West, Northeast, and South) of the four regions reported increased sales of new homes in October with the Midwest reporting a drop of 9.5% Inventory of new homes for sale improved to a 4.3 month supply versus September's 4.9 month supply Source: National Association of Homebuilders

Market Leader Market Leader

Leadership in growth and diversification Asset growth from $2.1 billion as of 12/31/02 to $5.4 billion as of 9/30/05 Diversity of balance sheet Continued growth of Health Capital and Resort Finance Total assets of $1.4 billion is greater than 25% of the Business capital Group portfolio as of 9/30/05 Maintain high returns while growing assets Net Income Growth $132 million net income for the nine months ended 9/30/05 vs. $58 million for the year ended 12/31/02

Focus on Our Clients Our Goal: Be responsive to our customers needs by maintaining a superior level of service, deepening our existing relationships and broadening our markets Our Results: Exceptionally High Client Satisfaction Scores

Sustainable Growth Sustainable Growth

Sources of Revenue - Business Capital Group HC MHF REG RC RF 2002 3 23 17 57 0 Revenue mix of $132MM for the year ended 12/31/02 Revenue Mix of $273.6 MM for the nine months ended 9/30/05 Revenue Mix of $132.1 MM for the year ended 12/31/02 Significant revenue growth since 12/31/02 Health Capital and Resort Finance businesses have increased their contribution Equity revenue continues to grow RC = Residential Construction REG = Residential Equity MHF = Model Home Finance HC = Healthcare Finance RF = Resort Finance HC MHF REG RC RF 2005 5 20 13 53 9

Diversification of Assets Total Assets of $2.1B as of 12/31/02 Total Assets of $2.1B as of 12/31/02 Total assets as of 9/30/05 have grown 157% over 12/31/02 Total Assets of $5.4B as of 9/30/05 HC MHF REG RC RF 2002 9 25 8 56 2 HC MHF REG RC RF 2005 12 22 6 46 14 RC = Residential Construction REG = Residential Equity MHF = Model Home Finance HC = Healthcare Finance RF = Resort Finance

Disciplined Leadership Disciplined Leadership

Managing for a changing environment Customer profile, established builders/developers who have weathered past downturns Strong credits Adequate reserve levels Geographic and portfolio diversification

Business Capital Group Risk Management We do business with a limited number of high-quality customers Adequate reserve levels maintained on existing portfolio Cumulative losses over 13 years represent less than 1% of current outstandings Limited number of credits on watch list As of 9/30/05, $20 million on Watch List across a $5.4 Billion portfolio Quarterly / Semi-Annual Internal Portfolio Reviews Occurs within each Business Unit Monitoring of Relevant Markets Consistently in the market with our customers

Louise Herrle, Treasurer

Liquidity Management Objectives Replace all affiliated borrowings by end of 2006 Structure debt maturities and bank facilities to mitigate refinancing risk Develop optimal financing program diversification Maintain reliable sources of liquidity to fund current operations and growth strategies as well as to support operations during a market disruption

GMAC borrowings reduced in excess of 50% Before Recapitalization & Bank Syndication1 After Initial Transaction After Bank Facilities After Bond Deal $ in Billions 1Amounts as of 6/24/05 - Pro Forma Subordinated Debt Repayment Options: Retained Earnings Issuance of sub-debt or equity 50% of net proceeds of new issue senior unsecured debt Excluded Prepayment Provision of $500 mm Before Recapitalization & Bank Syndication1 After Initial Transaction After Bank Facilities After Bond Deal $ in Billions 1Amounts as of 6/24/05 - Pro Forma

Improvement in Debt Capital Structure liquidity portfolio of over $2.0B and undrawn bank facilities of $1.75B Long-term unsecured debt: 0% prior to recapitalization to 12% as of 9/30/05 Committed Secured Capacity is $24.0B with $9.2B unused as of 9/30/05 Outstandings as of 9/30/05 * Includes on-balance sheet securitizations and excludes off-balance sheet securitizations ResCap Debt Maturity Profile as of 9/30/05

Funding Diversity ResCap's unsecured bond offering, bank syndication and growth in deposits have improved funding diversity while further reducing reliance on GMAC Total Funding as of 3/31/05 = $154 Billion Total Funding as of 9/30/05 = $172 Billion

Funding Diversity -International ResCap is developing liquidity in multiple jurisdictions Replacing Guarantees and other support from GMAC Total International Funding as of 9/30/05 = $7.6B By Country On Balance sheet securitizations were $3.2 B as of 9/30 By Type of Debt Total International Funding as of 9/30/05 = $7.6B By Type

Future Funding Alternatives and Sources Future improvement of our debt capital structure: Increase long-term unsecured funding and Increase the variety of funding vehicles, including: Issuance of institutional and retail debt securities Domestic and international offerings Expansion of bank syndication facilities Expansion of secured funding alternatives

Future Funding Alternatives and Sources Develop GMAC Bank Unsecured funding (deposits) has more than doubled since 12/31/04 and stands at $3.6B as of 9/30/05 Growth in assets has primarily been in prime 1st and 2nd lien residential mortgages Access to multiple funding sources, including brokered and retail CD's, FHLB, Fed Funds and escrow deposits Management is currently working with an advisor to develop a strategic plan for GMAC Bank

Key Operating Metrics Currently monitoring several key operating ratios Continue development of capital structure and working with rating agencies to refine target ratio levels We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts Leverage: Total Debt / Total Equity; Includes borrowings and deposits Leverage, adj: Excludes Collateralized borrowings in securitization trusts Equity infusion as of May 2005 ResCap Leverage ResCap Stockholder's Equity

Protections to Bondholders Operating Agreement between ResCap and GMAC provides protections to bondholders Four Elements of Protection Independent director representation Payment Restrictions Dividend payout ratio capped at 50% of cumulative net income, less any prepayments of GMAC subordinated debt Separateness ResCap cannot extend credit to, guarantee indebtedness of, or make any investment in GMAC/GMAC Affiliates Inter-company financial transactions must be at arms-length Creditor Rights Bondholders are named beneficiaries of the Operating Agreement and can sue for specific performance Independent directors' vote required for any Operating Agreement changes that materially and adversely affect bondholders

Protections to Bondholders Step-Up Provision within Bond structure Step up falls away if ResCap is rated Baa2, BBB and BBB by the three rating agencies with a stable or positive outlook

2005 Senior Unsecured Offerings - Investors 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Over 369 investors participated in our 2005 senior unsecured bond offerings which were well-diversified geographically and by type of investor Overall Geographic Distribution Overall Investor Distribution

ResCap Bond Performance since initial issue At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps Source: Barclays Spreads to Tsy As of 11/30/05 2 Yr: 3ML + 105 bps 5 Yr: Tsy +173 bps 10 Yr: Tsy +172 bps 5 Yr BBB Index: 115 bps 10 Yr BBB Index: 136 bps

Wrap-up

ResCap Overview Market Leader: Domestic and International Market Leadership Sixth-largest producer of residential mortgage loans in the United States Sixth-largest servicer of residential mortgage loans in the United States Leading provider of warehouse lending facilities in the United States Top 10 originator in the U.K. and largest non-bank brokerage network in Canada Capital partner to leading home builders and developers Sustainable Growth: Strong financial profile Total assets of $105 billion at end of Q3 2005 Net income of almost $902 million for the nine months ended 9/30/05 Diversified base with Business Capital and International divisions Disciplined Leadership: Proven leadership track record with strong risk controls Management team with 20+ years each of experience Disciplined approach to franchise growth Well-established track record in product innovation Over 450 risk management personnel with extensive industry expertise

Q & A Bruce Paradis, CEO & Davee Olson, CFO